UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 14, 2004
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

WISCONSIN	1-7626	39-0561070
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 14, 2004, the board of directors of Sensient Technologies Corporation (the “Company”) approved amendments to the Company’s Supplemental Executive Retirement Plans A and B (the “Plans”) and the forms of the Company’s Amended and Restated Change in Control and Severance Agreements (the “Agreements”). The Plans cover certain of the Company’s executive officers, and the Company has signed an Agreement with each executive officer and one other officer.

The amendments revise the definition of “final compensation” in the Plans and “recent annual bonus” in the Agreements to clarify the five year period which would be used to determine the “highest bonus award” as provided in those definitions. While the Company does not believe the amendments are necessarily material, it has nonetheless chosen to report the amendments in this Form 8-K. Copies of the amendments are attached as Exhibits 10.1, 10.2 and 10.3, respectively, hereto and are incorporated in this Item 1.01 by reference.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION TO THE CODE OF ETHICS

On October 14, 2004, the board of directors of the Company amended the Company’s Code of Conduct for U.S. Employees (the “Code of Conduct”) to provide that the “pre-clearance,” “window period,” and “ad-hoc blackout period” portions of the Code of Conduct that apply to directors, elected officers and certain other persons will not apply to transactions that occur pursuant to and in accordance with a Company approved Rule 10b5-1 trading plan that is entered into at a time when the covered person is not aware of any material nonpublic information regarding the Company. A copy of the amendment is attached as Exhibit 14.1 hereto and is incorporated in this Item 5.05 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1:	Amendment No. 1 to the Sensient Technologies Corporation Supplemental Executive Retirement Plan A
Exhibit 10.2:	Amendment No. 1 to the Sensient Technologies Corporation Supplemental Executive Retirement Plan B
Exhibit 10.3:	Amendment No. 1 to the form of Sensient Technologies Corporation Amended and Restated Change in Control Employment and Severance Agreement
Exhibit 14.1:	Sensient Technologies Corporation Amendment to Code of Conduct for Form 10b5-1 Plans

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION (Registrant)

By:	/s/ John L. Hammond
Name: John L. Hammond

Title:	Vice President, Secretary and General Counsel

Date: October 15, 2004

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EXHIBIT INDEX

Exhibit 10.1:	Amendment No. 1 to the Sensient Technologies Corporation Supplemental Executive Retirement Plan A
Exhibit 10.2:	Amendment No. 1 to the Sensient Technologies Corporation Supplemental Executive Retirement Plan B
Exhibit 10.3:	Amendment No. 1 to the form of Sensient Technologies Corporation Amended and Restated Change in Control Employment and Severance Agreement
Exhibit 14.1:	Sensient Technologies Corporation Amendment to Code of Conduct for Form 10b5-1 Plans